SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [x]  Preliminary Proxy Statement
         [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [ ]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ] Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

                      Bull & Bear Global Income Fund, Inc.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount Previously Paid:
     (2)   Form, Schedule or Registration Statement No.:
     (3)   Filing Party:
     (4)   Date Filed:

Notes:

                      BULL & BEAR GLOBAL INCOME FUND, INC.

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      ------------------------------------



To the Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders of Bull & Bear Global Income Fund, Inc. (the "Fund") will be held at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, 34th Floor, New York, New York, on Tuesday, November 24, 1998 at 8:00 a.m., for the following purposes:

1. To elect one Class I Director to serve for a five year term and until his successor is duly elected and qualified.

2. To ratify the selection of Tait, Weller & Baker as the Fund's independent auditors.

3. To amend the Fund's Articles of Incorporation to change the Fund's name to Global Income Fund, Inc.

         Stockholders of record at the close of business on October 21, 1998 are entitled to receive notice of and to vote at the meeting.


                                         By Order of the Board of Directors


                                         Deborah Ann Sullivan
                                         Secretary

New York, New York
October 22, 1998





  PLEASE VOTE IMMEDIATELY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. Any delay will cause the Fund to incur additional expenses to solicit sufficient votes for the meeting.

                      BULL & BEAR GLOBAL INCOME FUND, INC.

                      ------------------------------------


                                 PROXY STATEMENT

                      ------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 24, 1998

         This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Bull & Bear Global Income Fund, Inc. (the "Fund") to be used at the Annual Meeting of Stockholders of the Fund to be held on November 24, 1998 at 8:00 a.m. at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, 34th Floor, New York, New York, and at any postponement or adjournment thereof ("Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on October 21, 1998 ("Record Date") are entitled to be present and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held, and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Fund had 4,796,511.441 shares of common stock issued and outstanding. Stockholders of the Fund will vote as a single class.

         It is estimated that proxy materials will be mailed to stockholders of record on or about October 26, 1998. The Fund's principal executive offices are located at 11 Hanover Square, New York, New York 10005. COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUND AT 11 HANOVER SQUARE, NEW YORK, NEW YORK 10005, OR BY CALLING TOLL-FREE 1-888-847-4200.

PROPOSAL 1:       ELECTION OF DIRECTOR

         The Fund's Board of Directors is divided into five classes with the term of office of one class expiring each year. It is proposed that stockholders of the Fund elect one Class I Director to serve for a five year term and until his successor is duly elected and qualified. The nominee currently serves as a Director of the Fund. The following table sets forth certain information concerning the nominee for Class I Director of the Fund.



NAME, PRINCIPAL OCCUPATION AND BUSINESS                  DIRECTOR     YEAR TERM
EXPERIENCE FOR PAST FIVE YEARS                            SINCE        EXPIRES

                                                          1997           2003
CLASS I:

PETER K. WERNER - He is Director of Communications, since May 1997, and from July 1996 to May 1997, Director of Admissions, of The Governor Dummer Academy. From March 1993 to August 1995, he was Director of Annual Giving and Alumni Relations at The Williston Northampton School. From January 1991 to February 1993, he was Vice President--Money Market Trading at Lehman Brothers. His address is Governor Dummer Academy, 1 Elm Street, Byfield, Massachusetts 01922. He was born August 16, 1959.

         The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the nominee listed above, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for the nominee. It is not contemplated that the nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxyholders reserve the right to substitute another person of their choice as nominee. The nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

         The Fund has an audit committee comprised of Peter K. Werner, George B. Langa, and Thomas B. Winmill, the function of which is routinely to review financial statements and other audit-related matters as they arise throughout the year. The Fund has an executive committee comprised of Thomas B. Winmill. The Fund has no standing nominating or compensation committee or any committee performing similar functions. Certain information concerning the Fund's Directors and executive officers and other relevant information is set forth in Exhibit A hereto.

         Bull & Bear Advisers, Inc. (the "Investment Manager"), the Fund's investment adviser, located at 11 Hanover Square, New York, New York 10005, is a wholly-owned subsidiary of Bull & Bear Group, Inc. ("Group"), a publicly-owned company whose securities are listed on The Nasdaq Stock Market. Bassett S. Winmill, a Director of the Fund, may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock and, therefore, of the Investment Manager.

         The Fund pays its Directors who are not "interested persons" of the Fund an annual retainer of $2,500, and a per meeting fee of $2,500, and reimburses them for their meeting expenses. The Fund also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended. The Fund does not pay any other remuneration to its executive officers and Directors, and the Fund has no bonus, pension, profit-sharing or retirement plan. The Fund had 10 Board meetings and 4 committee meetings during the Fund's most recently completed fiscal year. Each Director attended all Board and committee meetings held during such year during the period such Director was in office.

         The aggregate amount of compensation paid to the nominee by the Fund for the fiscal year ended June 30, 1998, and by all other investment companies advised by affiliates of Group (collectively, the "Investment Company Complex") for which such nominee is a Board member (the number of which is set forth in parenthesis next to the nominee's total compensation) for such year, was as follows:


                                                    Total Compensation From Fund
                          Aggregate Compensation      and Investment Company
Name of Nominee                From the Fund          Complex Paid to Nominee
--------------------- --------------------------   ----------------------------
Peter K. Werner                  $14,500                    $14,500 (0)

VOTE REQUIRED

         Inasmuch as the election of the nominee was approved by the vote of a majority of the Board of Directors, the election of the nominee requires the affirmative vote of a plurality of the votes cast at the Meeting.

PROPOSAL 2:       RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

         The Investment Company Act of 1940, as amended (the "1940 Act") requires that the Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Meeting; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Fund's Board of Directors, including a majority of those Directors who are not "interested persons," approved the selection of Tait, Weller & Baker for the fiscal year ending June 30, 1999 at a Board meeting held on September 9, 1998.

         Accordingly, the selection by the Fund's Board of Tait, Weller & Baker as independent auditors for the fiscal year ending June 30, 1999 is submitted to stockholders for ratification or rejection. Apart from its fees received as independent auditors, neither Tait, Weller & Baker nor any of its partners has a direct, or material indirect, financial interest in the Fund or the Investment Manager. Tait, Weller & Baker has acted as independent auditors of the Fund since its organization, and acts as independent auditors of Group. The Fund's Board believes that the continued employment of the services of Tait, Weller & Baker, as described herein, is in the best interests of the Fund. A representative of Tait, Weller & Baker is expected to be present at the Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT AUDITORS OF THE FUND.

PROPOSAL 3:     AMENDING THE FUND'S ARTICLES OF INCORPORATION TO CHANGE THE
                FUND'S NAME

         The Fund's Board has proposed an amendment to the Fund's Articles of Incorporation to change the Fund's name. It is proposed that the Fund's name be changed to "Global Income Fund, Inc." The text of the amendment advised by the Board of Directors is set forth as Exhibit B hereto.

         The Fund's Board of Directors determined that the name change was advisable and approved the proposed name, subject to stockholder approval, at a meeting held on September 9, 1998. Approval of this Proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" AMENDING THE FUND'S ARTICLES OF INCORPORATION TO CHANGE THE FUND'S NAME.

                             ADDITIONAL INFORMATION

         A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. A stockholder vote may be taken for one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" a Proposal in favor of any adjournment, and will vote those proxies required to be voted "against" a Proposal against any adjournment. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposals 2 and 3.

         In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Fund may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Fund will bear the cost of soliciting proxies. In addition, the Fund will retain D.F. King & Co., Inc. ("D.F. King"), 77 Water Street, 20th Floor, New York, NY 10005, to solicit proxies on behalf of its Board for a fee estimated at $__________ plus expenses, primarily by contacting shareholders by telephone and telegram. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the shareholder has received the Fund's Proxy Statement and proxy card in the mail. Within 48 hours of receiving a shareholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instruction are not correctly reflected in the confirmation. Shareholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact D.F. King toll-free at 1-800-431-9646. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

DISCRETIONARY AUTHORITY, SUBMISSION DEADLINES

         Although no business may come before the Meeting or any adjournment thereof other than that specified in the Notice of the Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Board of Directors of the Fund did not know a reasonable time before the solicitation are to be presented at the Meeting. The deadline for submitting shareholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's next annual meeting is June 24, 1999 and the date after which notice of a shareholder proposal submitted is considered untimely, except as otherwise provided under applicable law, is September 10, 1999. In addition to any other applicable requirements, for a nomination to be made by a stockholder or for any other business to be properly brought before the annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Fund in manner set forth in the Fund's By-laws.

         To the knowledge of the management of the Fund, no person beneficially owned 5% or more of the outstanding shares of the Fund as of the Record Date.

         As set forth in the Fund's Articles of Incorporation, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is previously approved by the vote of a majority of the Continuing Directors, in which case such action requires (A) if applicable, the propor tion of votes required by the 1940 Act, or (B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Fund, at its principal executive offices, to the attention of Deborah Ann Sullivan, Secretary, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


Dated: October 22, 1998

                                    EXHIBIT A

         Information relevant to the Continuing Directors is set forth below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


Name of Continuing Director, Principal Occupation and Business Experience for            Director        Year Term
Past Five Years                                                                            Since          Expires
------------------------------------------------------------------------------------- --------------- ---------------

CLASS II:

GEORGE B. LANGA -- He is President of Langa Communications Corp., a multi-                 1997            1999
media production company.  His address is 187 East Market Street, Rhinebeck, New
York 12572.  He was born August 31, 1962.

CLASS III:

MARK C. WINMILL* -- He is Co-President, Co-Chief Executive Officer, and                    1997            2000
Chief Financial Officer of the Fund, as well as the other investment companies in the
Investment Company Complex, and of Group and certain of its affiliates.  He also is
Chairman of the Investment Manager and Investor Service Center, Inc. ("Investor
Service"), a registered broker/dealer and a subsidiary of Group, and President of Bull
& Bear Securities, Inc. ("BBSI"), a registered broker/dealer and a subsidiary of
Group.  He is a son of Bassett S. Winmill and brother of Thomas B. Winmill.  His address is 11 Hanover Square, New York, New York  10005.  He was born November
26, 1957.

CLASS IV:

THOMAS B. WINMILL* -- He is Co-President, Co-Chief Executive Officer, and                  1997            2001
General Counsel of the Fund, as well as the other investment companies in the
Investment Company Complex, and of Group and certain of its affiliates. He also is
President of the Investment Manager and Investor Service and Chairman of BBSI.
He is a member of the New York State Bar and the SEC Rules Committee of the
Investment Company Institute. He is a son of Bassett S. Winmill and brother of Mark
C. Winmill. His address is 11 Hanover Square, New York, New York  10005. He was
born June 25, 1959.

CLASS V:

BASSETT S. WINMILL* -- He is Chairman of the Board of the Fund, as well as                 1997            2002
other investment companies in the Investment Company Complex, and of Group.  He
is a member of the New York Society of Security Analysts, the Association for
Investment Management and Research, and the International Society of Financial
Analysts.  He is the father of Mark C. Winmill and Thomas B. Winmill.  His address is 11 Hanover Square, New York, New York  10005.  He was born February 10,
1930.

         The aggregate amount of compensation paid to each Continuing Director by the Fund for the fiscal year ended June 30, 1998, and by all other funds in the Investment Company Complex for which such Continuing Director is a Board Member (the number of which is set forth in parenthesis next to the Continuing Director's total compensation) for such year, was as follows:

                                                Total Compensation from Fund and
Name of                 Aggregate Compensation      Investment Company Complex
Continuing Director       from the Fund           Paid to Continuing Director
---------------------  ------------------------ -----------------------------
George B. Langa               $14,500                      $14,500 (0)
Bassett S. Winmill              $0                            $0 (2)
Mark C. Winmill                 $0                            $0 (5)
Thomas B. Winmill               $0                            $0 (8)

         The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below:

         STEVEN A. LANDIS - Senior Vice President. He also is Senior Vice President of the other investment companies in the Investment Company Complex, and the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director - Proprietary Trading at Barclays de Zoete Wedd Securities Inc., and, from 1992 to 1993, he was Director, Bond Arbitrage at WG Trading Company. He was born March 1, 1955.

         JOSEPH LEUNG, CPA - Treasurer and Chief Accounting Officer. He also is Treasurer and Chief Accounting Officer of the other investment companies in the Investment Company Complex, and the Investment Manager and its affiliates. From 1992 to 1995, he held various positions with Coopers & Lybrand LLP, a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.

         DEBORAH ANN SULLIVAN - Vice President, Secretary and Chief Compliance Officer. She also is Vice President, Secretary and Chief Compliance Officer of the other investment companies in the Investment Company Complex, and the Investment Manager and certain of its affiliates. From 1993 to 1994, she was the Blue Sky Paralegal for SunAmerica Asset Management Corporation and, from 1992 to 1993, she was Compliance Administrator and Blue Sky Administrator with Prudential Securities, Inc. and Prudential Mutual Fund Management, Inc. She is a member of the New York State Bar. She was born June 13, 1969.

         The address of each executive officer of the Fund is 11 Hanover Square, New York, New York 10005.

         The following table presents certain information regarding the beneficial ownership of the Fund's shares as of the Record Date by each officer and Director of the Fund owning shares on such date. In each case, such amount constitutes less than 1% of the Fund's outstanding shares.


NAME OF OFFICER OR DIRECTOR                        NUMBER OF SHARES
------------------------------------------  ------------------------------
Steven A. Landis
George B. Langa
Joseph Leung
Frederick A. Parker, Jr.
Deborah Ann Sullivan
Peter K. Werner
Bassett S. Winmill
Mark C. Winmill
Thomas B. Winmill

         Group and its subsidiaries, of which Bassett S. Winmill may be deemed a controlling person, also own in the aggregate _____ Fund shares. Mr. Winmill disclaims beneficial ownership of such shares.

                                    EXHIBIT B

         The Articles of Incorporation of Bull & Bear Global Income Fund, Inc. shall be amended by striking Article II and inserting in lieu thereof the following:

                                 ARTICLE II NAME

         The name of the corporation (hereinafter called the "Corporation") is Global Income Fund, Inc.

BULL & BEAR GLOBAL INCOME FUND, INC.               PROXY/VOTING INSTRUCTION CARD

--------------------------------------------------------------------------------


THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE FUND'S BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON NOVEMBER 24, 1998, AND AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

The undersigned stockholder of Bull & Bear Global Income Fund, Inc. (the "Fund") hereby appoints Thomas B. Winmill and Deborah Ann Sullivan and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders to be held at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, 34th Floor, New York, New York, at 8:00 a.m. on November 24, 1998, and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR ALL PROPOSALS AND IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

                                      Sign here as name(s) appear to the left.


                                                    -------------------------



                                                    -------------------------
                                      Signature(s)  should be  exactly  as
                                      name or names appearing on this form.
                                      Please  sign this proxy and return it
                                      promptly whether or not you plan to
                                      attend the Meeting. If signing for a
                                      corporation or partnership or as agent,
                                      attorney or fiduciary, indicate the
                                      capacity in which you are signing. If you do attend the Meeting and decide to vote by ballot, such vote will supersede this proxy.

                                      Dated:              , 1998


           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.



    YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE THE PROXY/VOTING INSTRUCTIONS CARD ABOVE AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE TO BULL & BEAR GLOBAL INCOME FUND, INC. C/O CORPORATE ELECTION SERVICES, P.O. BOX 3230, PITTSBURGH, PA 15230, SO THAT YOUR SHARES CAN BE REPRESENTED AT THE MEETING.

BULL & BEAR GLOBAL INCOME FUND, INC.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: (circle)

--------------------------------------------------------------------------------


PLEASE SIGN, DATE AND RETURN THIS PROXY/VOTING INSTRUCTIONS CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF NO DIRECTION IS GIVEN ON A PROPOSAL, THE PROXIES WILL VOTE FOR THE PROPOSAL, IN ACCORDANCE WITH THE FUND BOARD'S RECOMMENDATIONS.

1. To elect one Class I Director to serve for a five year term and until his successor is duly elected and qualified.


|_|FOR the Nominee                 |_|WITHHOLD authority for the Nominee


2. To ratify the selection of Tait, Weller & Baker as the Fund's independent auditors.


        |_|      FOR            |_|      AGAINST        |_|      ABSTAIN

3. To amend the Fund's Articles of Incorporation to change the Fund's name to Global Income Fund, Inc.


        |_|      FOR            |_|      AGAINST        |_|      ABSTAIN

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

                PROXY TO BE SIGNED AND DATED ON THE REVERSE SIDE.